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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 6, 2005


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                               USURF AMERICA, INC.
               (Exact name of registrant as specified in Charter)


          Nevada                          1-15383               91-2117796
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
incorporation or organization)                              Identification No.)


                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                  303-285-5379
                            (Issuer Telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This Form 8-K and other reports filed by Usurf America, Inc. (the
"Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


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

Item 8.01. Other Events.


On June 6, 2005, the Company announced that it will host a special conference call on Tuesday, June 7, 2005, at 4 p.m. EDT to discuss the first quarter 2005 results as filed with the SEC on Form 10-QSB. A copy of the press release is attached as Exhibit 10.1 to this Current Report.




            Exhibit No.                     Description
            -----------                     -----------

                  10.1              Press Release dated June 6, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Usurf America, Inc.

                                             By:  /s/ David A. Weisman
                                                  -----------------------------
                                                  Chief Executive Officer

Date: June 7, 2005


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

                                  EXHIBIT INDEX

Exhibit                    Description
No.
-------   ---------------------------------------------------

10.1      Usurf America, Inc. Press Release dated June 6, 2005


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